CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the quarterly report on Form 10-Q of WSFS Financial Corporation (the "Company") for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Marvin N. Schoenhals, Chairman, President and Chief Executive Officer, and Stephen A. Fowle, Executive Vice President and Chief Financial Officer (Principal Accounting Officer), hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ MARVIN N. SCHOENHALS                     /s/ STEPHEN A. FOWLE
--------------------------------             -----------------------------------
Marvin N. Schoenhals                         Stephen A. Fowle
Chairman and President                       Executive Vice President
                                             Chief Financial Officer


May 9, 2005